SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

               [X] Current Report Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                 November 14, 1997
                                (Date of Report)



                         Commission file number: 0-28354

                             Great Lakes REIT, Inc.

             (Exact name of Registrant as specified in its Charter)

                               Maryland     36-3844714
          (State or other jurisdiction      (I.R.S. Employer identification no.)
          of incorporation organization)

                    823 Commerce Drive, Suite 300, Oak Brook, IL      60521
                        (Address of principal executive offices)  (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed September 15, 1997, on September 2, 1997, Great Lakes REIT, Inc. through Great Lakes REIT L.P. (collectively the "Company") acquired a eleven-story, class A office building located at 1750 E. Golf Road, Schaumburg, Illinois ("One Century Centre").


TERMS OF PURCHASE

One Century Centre was purchased from an unaffiliated third party for approximately $19.9 million. Funds for the purchase came from Company line of credit and cash reserves

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


The required  financial  statement for One Century Centre is attached as Exhibit
A. The required proforma financial statement is attached as Exhibit B.

No information is required under Items 1,3,4, and 6, and these items have therefore been omitted.



By:    /s/ Richard L. Rasley
         Richard L. Rasley, Secretary

Exhibit A
                  Statements of Revenue and Certain Expenses

                               One Century Centre

                          Year Ended December 31, 1996
                       with Report of Independent Auditors

                         Report of Independent Auditors

The Board of Directors
Great Lakes REIT, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of One Century Centre (the Property) for the year ended December 31, 1996. The
Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

[GRAPHIC OMITTED]
Ernst & Young LLP
Chicago, Illinois
October 10, 1997

Exhibit B
                             GREAT LAKES REIT, INC.
                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

     The unaudited consolidated pro forma statement of income for the year ended December 31, 1996 is presented as if the acquisition and disposition of properties subsequent to December 31, 1995, the Companys private equity offering in 1996, the acquisition of Equity Partners Ltd., the Advisor, and the Companys initial public offering of its common shares had all occurred as of January 1, 1996 (the Offering).

     The unaudited consolidated pro forma statement of income for the nine months ended September 30, 1997 is presented as if the properties acquired in 1997 had occurred as of January 1, 1997.

     The pro forma financial statements are not necessarily indicative of what the Companys results of operations would have been assuming the above events actually occurred as of the dates indicated, nor do they purport to project the Companys financial position or results of operations at any future date or for any future period.

Consolidated Pro forma Statement of Income
For the Year Ended December 31, 1996


                                       1996                             1996               1996             Pro forma
                               Historical (1)   Advisor (1)      Acquisitions (2)   Dispositions (3)      Adjustments
Revenues
Rental                            $20,249,565                      10,181,410         (1,522,795)
Reimbursements                      4,814,005                       4,196,142           (172,833)
Interest and other                    168,739      567,620            472,579                               (562,847)(4)
                               ----------------------------------------------------------------------------------------------------

Total revenues                     25,232,309      567,620         14,850,131         (1,695,628)           (562,847)
                               -----------------------------------------------------------------------------------------------------

Expenses
Real estate taxes                   3,954,144                       2,853,267           (160,166)
Other property operating            6,548,057      144,436          4,264,742           (449,311)           (217,971)(5)
General and administrative          2,242,165      339,220                                                  (203,697)(5)

Interest                            3,778,065                                           (105,902)          2,882,725 (8)
Depreciation and amortization       4,000,736                                           (221,246)          1,728,428 (6)
                               ----------------------------------------------------------------------------------------------------

Total expenses                     20,523,167      483,656          7,118,009           (936,625)          4,256,945
                               ----------------------------------------------------------------------------------------------------

Income before gains on sale of      4,709,142       83,964          7,732,122           (759,003)         (4,819,792)
 real property

Gain on sale of properties          3,139,892                                                             (3,139,892)(9)
                               ----------------------------------------------------------------------------------------------------

Net income                         $7,849,034       83,964          7,732,122           (759,003)         (7,959,684)
                               ====================================================================================================

Consolidated Pro forma Statement of Income
For the Year Ended December 31, 1996
                                        Pro forma
                                        Before 1997                                              Pre Offering       Pro forma
                                        Acquisitions and          1997             Pro Forma      Pro forma      Adjustments
                                        the Offering          Acquisitions        Adjustments     12/31/96        ForOffering
Revenues
Rental                                  28,908,180           1,499,090                              30,407,270
Reimbursements                           8,837,314             100,683                               8,937,997
Interest and other                         646,091                                                     646,091
                                    ------------------------------------------------------------------------------------------------

Total revenues                          38,391,585           1,599,773                              39,991,358
                                    ------------------------------------------------------------------------------------------------
Expenses
Real estate taxes                        6,647,245             230,256                               6,877,501
Other property operating                10,289,953             360,964                              10,650,917
General and administrative               2,445,148                                                   2,445,148

Interest                                 6,554,888             267,113                               6,822,001    (6,047,878)(10)
Depreciation and amortization            5,507,918                                209,682 (6)        5,717,600       (14,798)(6)
                                    ------------------------------------------------------------------------------------------------
Total expenses                          31,445,152             858,333            209,682           32,513,167    (6,062,676)
                                    ------------------------------------------------------------------------------------------------

Income before gains on sale of           6,946,433             741,440           (209,682)           7,478,191     6,062,676
 real property

Gain on sale of properties
                                    ------------------------------------------------------------------------------------------------

Net income                               6,946,433             741,440           (209,682)           7,478,191     6,062,676
                                    ================================================================================================

Consolidated Pro forma Statement of Income
For the Year Ended December 31, 1996
                                            Pro forma
                                              Before                                  1996
                                           One Century         One Century          Company
                                           Acquisition         Acquisition         Pro forma
Revenues
Rental                                          30,407,270           3,007,226        $33,414,496
Reimbursements                                   8,937,997             134,600          9,072,597
Interest and other                                 646,091              71,077            717,168
                                        ----------------------------------------------------------

Total revenues                                  39,991,358           3,212,903         43,204,261
                                        ----------------------------------------------------------

Expenses
Real estate taxes                                6,877,501             807,975          7,685,476
Other property operating                        10,650,917             965,451         11,616,368
General and administrative                       2,445,148                              2,445,148

Interest                                           774,423             600,000          1,374,123
Depreciation and amortization                    5,702,802             439,616          6,142,418
                                        ----------------------------------------------------------

Total expenses                                  26,450,791           2,813,042         29,263,533
                                        ----------------------------------------------------------

Income before gains on sale of                  13,540,567             399,861         13,940,728
 real property

Gain on sale of properties
                                        ----------------------------------------------------------

Net income                                      13,540,567             399,861        $13,940,728
                                        ==========================================================

Earnings per common share and
 common share equivalent                                                                       $0.89
                                                                               ===================

Weighted average number of
 common  shares and common                                                             15,697,473
                                                                               ===================
 share equivalents outstanding


See accompanying notes to pro forma consolidated statement of income.


                             GREAT LAKES REIT, INC.
               NOTES TO CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                                    (Unaudited)

1. Represents the historical operations of the Company and Equity Partners Ltd., the Advisor for the period described.

2.       Represents the historical operations of properties acquired subsequent to December 31,
         1995.  Based on preacquisition discussions with local assessors and tax counsel, the
         Company has concluded that no adjustment to historical real estate taxes is appropriate.

3.       Represents the actual historical results of the properties sold in 1996 for the period prior to disposition.

4.       On April 1, 1996, the Company acquired all of the outstanding shares of the Advisor in exchange for 100,000 shares of the Common Stock (the Merger).  Income earned in 1996 by the Advisor from the Company prior to the Merger is eliminated from the pro forma income statements:

                  Acquisition fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 15,750
                  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  203,697
                  Property management fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   217,971
                  Construction fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107,717
                  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17,712
                                                                                                           $562,847

         Amounts not eliminated represent income earned by the Advisor from third parties which would have been earned by the Company had the Merger occurred at the beginning of 1996.

5.       Expenses incurred by the Company which were paid to the Advisor prior to the Merger are eliminated from the pro forma income statement:

                                                                                                      1996

                  Other property operating expenses:
                     Property management fees. . . . . . . . . . . . . . . . . . . . . . . . . . $217,971

                  General and administrative costs:
                     Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$203,697

         As a consequence of this elimination, the accompanying consolidated pro forma statement of income includes the property operating and general and administrative expenses of the
         Advisor for the period prior to the Merger.




6.       Acquisition, construction, and certain other fees paid by the Company to the Advisor were capitalized by the Company into buildings and improvements.  If the Merger had occurred on January 1, 1996, these fees would not have been incurred and depreciation and amortization expenses would have decreased by $56,327 in 1996.  Costs incurred by the
         Advisor for acquisition and construction activities during 1996 are primarily salary costs and are reflected as general and administrative expenses in the historical operations of the
         Advisor.

         Goodwill amortization is increased by $18,613 in 1996 as the Merger is assumed to have occurred on January 1, 1996 in this consolidated pro forma statement of income.

         Amortization of deferred financing costs is decreased by $14,798 in 1996 as the deferred financing costs on long-term debt retired with the proceeds of the Offering are assumed to be written off as of January 1, 1996.

         Depreciation is computed on a straight-line basis over 40 years based on the purchase price paid by the Company for the properties.

         A summary of the depreciation and amortization adjustments is as follows:

                                                                                          Pro Forma
                                                                                          Offering
                                                  1996 Acquisitions  1997 Acquisitions    Other

         Increase in goodwill amortization..         $    18,613
         Decrease in amortization of deferred
            financing costs. . . . ... . . . . ..                                         $(14,798)
         Decrease in depreciation due to
            Advisor capitalized costs. . . . . . . .     (56,327)
         Depreciation on acquisitions . . . . . .      1,867,074        $209,682

            Total. . . . . . . . . . . . . . . . . .  $1,829,360        $209,682          $(14,798)

7.       If the Merger had occurred on January 1, 1996, general and administrative expense would have increased by $67,460 representing an additional three months amortization of deferred compensation related to restricted stock awards issued in connection with the acquisition of the Advisor.

8.       As the acquisitions subsequent to December 31, 1995, the dispositions in 1996, and the 1996 private equity offering are all assumed to have occurred on January 1, 1996, the Company would need to borrow approximately $38,436,335 as of January 1, 1996 to fund the property acquisitions calculated as follows:

                  Cost of properties acquired in 1996. . . . . . . . . . . . . . . . . . $97,563,034
                  less: Proceeds of 1996 private equity offering. . . . . . . . . . . .   47,419,261
                  less: Proceeds of property sales. . . . . . . . . . . . . . . . . . .   11,707,438
                  Borrowings needed to acquire properties. . . . . . . . . . . . . . . . $38,436,335

         Interest expense is calculated on this amount at 7.5% per annum, the interest rate in effect under the Credit Facility during 1996, resulting in additional interest expenses in 1996 of
         $2,882,725.

9.       The Consolidated Pro Forma Statement of Income excludes gain on sale of properties of
         $3,139,892.

10.      In connection with the Offering, the Company retired all of its bank loan payable and
         $13,568,404 of its long-term debt.

         The pro forma interest expense adjustment is calculated as follows:

                  Pro forma adjustment in Note 8. . . . . . . . . . . . . . . . . . . .   $2,882,725
                  Actual bank loan interest incurred by the Company in 1996. . . . . .     1,991,130
                  Actual interest incurred by the Company in 1996 on long-term debt
                     retired. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,174,023
                                                                                           ---------
                  Pro forma interest expense adjustment. . . . . . . . . . . . . . . . .  $6,047,878




Consolidated Pro Forma Statement of Income
For the Nine Months Ended September 30, 1997
                                                                                           Pro Forma
                                                             Previous                       Before
                                             09/30/97         1997         Pro Forma      One Century   One Century      Company
                                            As reported    Acquisitions    Adjustments    Acquisition   Acquisition      Pro Forma
Revenues
Rental                                       $25,219,293        316,315                   25,535,608    2,184,426       $27,720,034
Reimbursements                                 7,775,120         20,113                    7,795,233       78,250         7,873,483
Interest and other                               539,811          1,915                      541,726       28,614           570,340
                                    ------------------------------------------------------------------------------------------------
Total revenues                                33,534,224        338,343                   33,872,567    2,291,290        36,163,857
                                    ------------------------------------------------------------------------------------------------
Expenses
Real estate taxes                              5,400,664        102,672                    5,503,336      400,972         5,904,308
Other property operating                       8,323,061         97,235                    8,420,296      659,342         9,079,638
General and administrative                     2,598,460                                   2,598,460                      2,598,460
Interest                                       3,144,940         21,103     (2,631,517)      534,526       430,068          964,595
Depreciation and amortization                  5,839,273         43,026                    5,882,299       293,881        6,176,179
                                    ------------------------------------------------------------------------------------------------

Total expenses                                25,306,398        264,036     (2,631,517)   22,938,917     1,784,263       24,723,181
                                    ------------------------------------------------------------------------------------------------

Net income                                    $8,227,826         74,306      2,631,517    10,933,649       507,027      $11,440,676
                                    ================================================================================================

Earnings per common share and
 common share equivalent                           $0.52                                                                      $0.73
                                    =====================                                                       ====================

Weighted average number of common
 shares and common share equivalents
  outstanding                                  15,697,473                                                                15,697,473
                                    =====================                                                       ====================


                                NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                       NINE MONTHS ENDED SEPTEMBER 30, 1997


1.       Represents the historical results of the Company.

2.       Represents the unaudited historical results of operations of One Century Centre for the period January 1, 1997 to August 31, 1997.

3.       Depreciation is computed on a straight-line basis over 40 years for the period January 1,
         1997 to August 31, 1997.

4.       Interest expense ($430,068) is computed on the amount borrowed ($8,000,000) to acquire
         One Century Centre for the period January 1, 1997 to September 30, 1997 at 7.2% per annum, the average interest rate during this period.

5.       Interest expense has been reduced by $2,631,517 which represents interest paid on debt retired with the proceeds of the Offering.
See accompanying notes to pro forma consolidated statement of income


                               One Century Centre

                   Statements of Revenue And Certain Expenses
                             (Dollars in thousands)


                                                                                             January 1,
                                                                                            1997 through
                                                                     Year Ended             September 1,
                                                                    December 31,                1997
                                                                        1996                 (Unaudited)
                                                             --------------------------------------------------

Revenue
Base rents                                                     $3,007,226               $2,184,426
Tenant reimbursements                                             134,600                  78,250
Other income                                                       71,077                   28,614
                                                             --------------------------------------------------
Total revenue                                                   3,212,903                2,291,290
                                                             --------------------------------------------------

Expenses
Real estate taxes                                                 807,975                  400,972
General operating                                                 181,162                  137,574
Utilities                                                         235,645                  151,979
Cleaning and landscaping                                          295,518                  211,797
Repairs and maintenance                                           159,369                  99,410
Management fee                                                     93,757                   58,582
                                                             --------------------------------------------------
Total expenses                                                  1,773,426                1,060,314
                                                             --------------------------------------------------

Revenue in excess of certain expenses                          $1,439,477               $1,230,976
                                                             ==================================================

See accompanying notes.

                             One Century Centre

1.  Business

The accompanying Statements of Revenue and Certain Expenses relate to the operations of One Century Centre (the Property), an 11-story office building property located in Schaumburg, Illinois. The Property was acquired on September 1, 1997 by a partnership controlled by Great Lakes REIT, Inc. (Great Lakes).

As of September 1, 1997 and December 31, 1996, the Property was 97% leased with twenty-one tenants. Four tenants accounted for approximately 63% and 60% of base rents at September 1, 1997 and December 31, 1996, respectively.

1    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata basis, as defined.

4.  Management Agreement

During the periods from January 1, 1997 to September 1, 1997 and from January 1, 1996 to December 31, 1996, the Property was managed by a third-party management company. The management agreement provided for the greater of 2.75% of gross monthly receipts or $5,000.

5.  Related Party Transactions

At September 1, 1997 and December 31, 1996, related parties to Pioneer Life Insurance Company of Illinois, the prior owner, occupied 20% of the available space of the Property. The related parties accounted for approximately 25% and 24% of base rents at September 1, 1997 and December 31, 1996, respectively.